UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2004

IESI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-98657	75-2712191
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2301 Eagle Parkway, Suite 200, Fort Worth, TX	76177
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 632-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01  Regulation FD Disclosure

                On December 10, 2004, the Registrant issued a press release announcing the receipt of consents relating to its 10¼% senior subordinated notes due 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated December 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IESI CORPORATION

	By:	/s/ Thomas J. Cowee
Date: December 10, 2004	Name:	Thomas J. Cowee
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release, dated December 10, 2004.